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                                  EXHIBIT 10.45

                                     FORM OF

                            AMENDMENT TO NONQUALIFIED

                             STOCK OPTION AGREEMENT

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                AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT

         This Amendment is entered into on this 12th day of December, 2000, by and between Community Bancshares, Inc. (the "Company") and the undersigned individual ("Grantee").

         WHEREAS, Grantee and the Company entered in Nonqualified Stock Option Agreements dated March 29, 1996, March 27, 1997 and March 26, 1998 (the "Agreements"); and

         WHEREAS, Grantee and the Company desire to amend the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement by amending Paragraph 3 in its entirety to read as follows:

         Exercise of Option: The Option shall be exercisable at any time after the date of grant prior to its lapse as stated in Paragraph
         2. The Option shall be exercised by written notice to the Secretary of the Company at the principal executive offices of the Company. Payment of the Option price shall be made in cash or Company Common Stock that was acquired at least six (6) months prior to the exercise of the Option, or a combination thereof. To the extent permitted by applicable law, the Option may be exercised and the exercise price paid pursuant to arrangements with brokerage firms permitted under Regulation T of the Federal Reserve Board or successor regulations or statues. Any federal or state tax withholding requirements can be satisfied by shares of the Company Common Stock acquired pursuant to the Option exercise.

The Agreements shall remain in full force and effect unmodified except as provided above.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.


Grantee:                                     Community Bancshares, Inc.


---------------------------------            By:
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                                             Its:
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